                                                                 EXHIBIT 10.18.1

                              AMENDMENT NO. 1 TO
                   PROPRIETARY AND NON-COMPETITION AGREEMENT



     This Amendment No. 1 to the Proprietary and Non-Competition Agreement ("Amendment No. 1") is made and entered into as of this 12th day of September 1995 by and among Orbital Sciences Corporation, a Delaware corporation ("Orbital"), Orbital Communications Corporation, a Delaware corporation ("ORBCOMM"), Teleglobe Inc., a Canadian corporation ("Teleglobe"), Teleglobe Mobile Partners, a Delaware general partnership ("Teleglobe Mobile"), ORBCOMM Global, L.P., a Delaware limited partnership ("ORBCOMM Global"), ORBCOMM USA, L.P., a Delaware limited partnership ("ORBCOMM USA"), and ORBCOMM International Partners, L.P., a Delaware limited partnership ("ORBCOMM International").

                              W I T N E S S E T H

     WHEREAS, Orbital, ORBCOMM, Teleglobe, Teleglobe Mobile, ORBCOMM Global, ORBCOMM USA and ORBCOMM International previously entered into the Proprietary and Non-Competition Agreement dated as of June 30, 1993 (the "Proprietary and Non-Competition Agreement"); and

     WHEREAS, the parties desire to amend and modify the Proprietary and Non-Competition Agreement.

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the Proprietary and Non-Competition Agreement.


     SECTION 2. Section 3.1(a) of the Proprietary and Non-Competition Agreement is deleted in its entirety and replaced with the following:

     "(a) except in connection with the fulfillment of their respective obligations under any of the Definitive Agreements, carry on, engage, participate, invest or have an equity interest in, or have any financial interest in the marketing, construction, development or management of any business or enterprise that competes with Orbital or any of its Affiliates or Teleglobe or any of its Affiliates, as the case may be, in offering commercial low-Earth orbit non-voice satellite communications services operating in the 137-150 MHz band or such other frequency allocated to "little LEO" mobile satellite services below 1 GHz; ; provided, however, that notwithstanding the foregoing, ORBCOMM and Orbital shall be permitted to (i) sell satellites, launch vehicles, launch services and communication services to non-commercial entities without limitation and
     (ii) provide to all other entities up to two satellites every two years and launch vehicles or launch services for up to two satellites every two years; or"


     SECTION 3. Section 3.1(b) of the Proprietary and Non-Competition Agreement is amended and modified by replacing the period at the end of the paragraph with "; or".


     SECTION 4. A new Section 3.1(c) is added to the Proprietary and Non-Competition Agreement following Section 3.1(b) that reads as follows:

     "(c) employ any person to work on or represent the ORBCOMM System who will also work on or represent another mobile communications system, whether in a technical, marketing or other non-administrative capacity, without first notifying the President of ORBCOMM Global of such person's proposed duties and the duties such person may have with respect to such other mobile communications projects."

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Proprietary and Non-Competition Agreement as of the day and year first above written.

                              ORBITAL SCIENCES CORPORATION


                              By: /s/ Bruce W. Ferguson
                                  -------------------------------
                                   Name: Bruce W. Ferguson
                                   Title: Executive Vice President and General
                                          Manager/Communications and
                                          Information Systems Group

                              ORBITAL COMMUNICATIONS CORPORATION


                              By: /s/ Alan L. Parker
                                  -------------------------------
                                   Name: Alan L. Parker
                                   Title: President

                              TELEGLOBE INC.


                              By: /s/ Guthrie J. Stewart
                                  -------------------------------
                                   Name: Guthrie J. Stewart
                                   Title: Executive Vice President, Corporate
+                                         Development and Corporate Secretary

                              TELEGLOBE MOBILE PARTNERS

                              By:  Teleglobe Mobile Investment Inc.,
                                   its Managing Partner


                              By: /s/ Guthrie J. Stewart
                                  -------------------------------
                                   Name: Guthrie J. Stewart
                                   Title: Chairman of the Board and
                                            Chief Executive Officer


                              ORBCOMM GLOBAL, L.P.

                              By:  Orbital Communications Corporation,
                                   General Partner


                              By:  /s/ Alan L. Parker
                                   ------------------------------
                                   Name: Alan L. Parker
                                   Title: President


                              By:  Teleglobe Mobile Partners,
                                   General Partner


                              By:  Teleglobe Mobile Investment Inc.,
                                   its Managing Partner


                              By: /s/ Guthrie J. Stewart
                                  -------------------------------
                                   Name: Guthrie J. Stewart
                                   Title: Chairman of the Board and
                                           Chief Executive Officer

                              ORBCOMM USA, L.P.

                              By:  Orbital Communications Corporation,
                                   General Partner


                              By: /s/ Alan L. Parker
                                  -------------------------------
                                  Name: Alan L. Parker
                                  Title: President



                              By:  Teleglobe Mobile Partners,
                                   General Partner


                              By:  Teleglobe Mobile Investment Inc.,
                                   its Managing Partner


                              By: /s/ Guthrie J. Stewart
                                  -------------------------------
                                   Name: Guthrie J. Stewart
                                   Title: Chairman of the Board and
                                            Chief Executive Officer

                              ORBCOMM INTERNATIONAL PARTNERS, , L.P.

                              By:  Orbital Communications Corporation,
                                   General Partner


                              By: /s/ Alan L. Parker
                                  -------------------------------
                                  Name: Alan L. Parker
                                  Title: President



                              By:  Teleglobe Mobile Partners,
                                   General Partner


                              By:  Teleglobe Mobile Investment Inc.,
                                   its Managing Partner


                              By: /s/ Guthrie J. Stewart
                                  -------------------------------
                                   Name: Guthrie J. Stewart
                                   Title: Chairman of the Board and
                                          Chief Executive Officer